SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                  DWS RREEF Global Real Estate Securities Fund


The information below supplements "The Fund's Main Investment Strategy" section of the fund's prospectuses. The "Non-Diversification Risk" information contained in "The Main Risks of Investing in the Fund" section of the fund's prospectuses is hereby removed.

DWS RREEF Global Real Estate Securities Fund is classified as "diversified." As compared to non-diversified funds, diversified funds generally invest in a larger number of issuers.





               Please Retain This Supplement for Future Reference


July 21, 2009                                             [DWS INVESTMENTS LOGO]
DRGRESF-3601                                                 Deutsche Bank Group

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                              ---------------------


                  DWS RREEF Global Real Estate Securities Fund

All references and disclosure in the Fund's currently effective Statements of Additional Information ("SAIs") to the Fund's status as a non-diversified fund are hereby deleted. The following replaces related disclosure in the "Investment Restrictions" section of the SAIs:

The Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.


               Please Retain this Supplement for Future Reference

July 21, 2009